UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 4, 2009

Great Wolf Resorts, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51064	51-0510250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 West Washington Ave, Madison, Wisconsin		53703
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	608-661-4700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2009, Great Wolf Resorts, Inc., issued a press release setting forth, among other things, its results of operations for the three months ended September 30, 2009. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 2.02 by reference.

Item 7.01 Regulation FD Disclosure.

On November 4, 2009, during an earnings call that was broadcast telephonically and via the internet, Kim Schaefer, Chief Executive Officer, and James Calder, Chief Financial Officer of the registrant, disclosed the following information:

During third quarter 2009, approximately 70% of the guest reservations, at the resorts operated by the registrant and its subsidiaries, were made in a 30-day window prior to the guest's stay and approximately 48% were made in the two-week window before the stay. During third quarter 2008, those statistics were 66% made within 30 days of the stay and 46% within two weeks of the stay.

Total same store repeat and referral guests in the third quarter 2009 increased 3.9% compared to the third quarter 2008 and increased 6.8% in the registrant's "Generation Two" resorts versus prior year. Repeat and referral guests made up approximately 58% and 60% of the occupancy at the consolidated and Generation Two resorts respectively.

The Concord, North Carolina Great Wolf Lodge resort is performing slightly better than did the Williamsburg resort at the same point in its life cycle. Williamsburg opened in late March, 2006, at approximately the same time as Concord opened in 2009. Occupancy is 9% higher than was true for Williamsburg for third quarter 2006 and revenue is 9% higher.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 -- Press release of Great Wolf Resorts, Inc., dated November 4, 2009.

The information in Items 2.02 and 9.01 of this report (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wolf Resorts, Inc.

November 6, 2009	By:	J. Michael Schroeder

Name: J. Michael Schroeder
Title: Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Earnings Release dated November 4, 2009